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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 5, 1997
                                (Date of Report)


                              SOLV-EX CORPORATION
             (Exact Name of Registrant as specified in its charter)


                                  New Mexico
               (State or other jurisdiction of incorporation)

        0-9897                                           85-0283729
------------------------                   ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)

                 2127 Menaul NE, Albuquerque, New Mexico 87107
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)

                                (505) 883-0331
             ---------------------------------------------------
             (Registrant's telephone number including area code)

       500 Marquette Avenue NW, Suite 300, Albuquerque, New Mexico 87102
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) KPMG Peat Marwick LLP was previously the principal accountants for Solv-Ex Corporation (Registrant). On December 5, 1997, that firm resigned as the Registrant's principal accountants.

In connection with the audits of the two fiscal years ended June 30, 1996, and the subsequent interim period through December 5, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended June 30, 1996 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

This decision to resign was made by KPMG Peat Marwick LLP, and was neither approved nor disapproved by the Registrant's audit committee or Board of Directors.

(b) The Registrant has not engaged any firm of accountants to act as its principal accountant as successor to KPMG Peat Marwick LLP. The Registrant has not consulted any such firm regarding any accounting principles or disagreements with its former principal accountants.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) FINANCIAL STATEMENTS

     None

(c) EXHIBITS

     Letter from KPMG Peat Marwick dated February 13, 1998, addressed to the Securities and Exchange Commission.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


February 10, 1998                      SOLV-EX CORPORATION
-----------------                         (Registrant)

                                          By  /s/ John S. Rendall
                                            ----------------------------------
                                              John S. Rendall, Chairman